UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) February 1, 2008

Microsoft Corporation
(Exact Name of Registrant as Specified in Its Charter)

Washington
(State or Other Jurisdiction of Incorporation)

0-14278	91-1144442
(Commission File Number)	(IRS Employer Identification No.)

One Microsoft Way, Redmond, Washington	98052-6399
(Address of Principal Executive Offices)	(Zip Code)
(425) 882-8080
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On February 1, 2008, Microsoft Corporation (“Microsoft”) issued a press release announcing its proposal to acquire Yahoo! Inc. (“Yahoo!”). The proposal was communicated on January 31, 2008 in a letter from Steven Ballmer, Microsoft’s chief executive officer, to Roy Bostock, chairman of the board of Yahoo!, and Jerry Yang, Yahoo!’s chief executive officer. The press release announcing the proposal, including the full text of the proposal letter delivered to Mr. Bostock and Mr. Yang, is attached as Exhibit 99.1 to this Current Report and is incorporated herein by this reference.
Item 9.01. Financial Statements and Exhibits.
99.1 Microsoft Corporation press release, dated February 1, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROSOFT CORPORATION (Registrant)

Date: February 1, 2008	/s/ Keith R. Dolliver
Keith R. Dolliver
Assistant Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Microsoft Corporation press release, dated February 1, 2008.

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